UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

AirSculpt Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40973	87-1471855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Alton Road, Unit TH-103M Miami Beach, Florida 33139		33139
(Address of Principal Executive Offices)		(Zip Code)

(786) 709-9690 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.    Entry Into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by AirSculpt Technologies, Inc. (the “Company”) of its common stock, par value $0.001 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated October 28, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-260067) (as amended, the “Registration Statement”), the following agreements were entered into:

•	the Underwriting Agreement, dated October 28, 2021, by and among the Company, VSCP EBS Aggregator, L.P., Vesey Street Capital Partners Healthcare Fund-A, LP, EBS Aggregator Blocker Holdings, LLC, JCBI II LLC, and Dr. Aaron Rollins (the “Underwriting Agreement”);

•	the Registration Rights Agreement, dated November 2, 2021, by and among the Company, VSCP EBS Aggregator, L.P. and Dr. Aaron Rollins (the “Registration Rights Agreement”); and

•	the Stockholders Agreement, dated November 2, 2021, by and between the Company, VSCP EBS Aggregator, L.P., JCBI II LLC, and Dr. Aaron Rollins (the “Stockholders Agreement”).

The Underwriting Agreement, Registration Rights Agreement, and Stockholders Agreement are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.02. Unregistered Sales of Equity Securities.

Prior to the closing of the IPO, in connection with the Reorganization (as defined and described in the Prospectus), the Company issued an aggregate of 53,466,241 shares of common stock to the Existing Owners (as defined and described in the Prospectus).

No underwriters were involved in the issuance and sale of the shares of common stock described in the foregoing paragraph. The issuances of the common stock described in the foregoing paragraph were made in reliance on Section 4(a)(2) of the Securities Act and Rule 506 thereunder.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Equity Incentive Plan

The Company’s 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), substantially in the form previously filed as Exhibit 10.6 to the Registration Statement, was adopted by the Company’s board of directors on October 18, 2021 and was approved by the Company’s stockholders on October 27, 2021. The 2021 Equity Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based awards and other awards to the Company’s employees, including officers, non-employee directors and consultants and the employees and consultants of the Company’s affiliates. For further information regarding the 2021 Equity Incentive Plan, see “Executive Compensation—2021 Equity Incentive Plan” in the Prospectus.

A copy of the 2021 Equity Incentive Plan is filed herewith as Exhibit 10.4 and incorporated herein by reference. The above description of the 2021 Equity Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

Amended and Restated Certificate of Incorporation

On October 29, 2021, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”).  The Company’s board of directors previously approved the Amended and Restated Charter to be effective prior to the completion of the IPO. A description of the Amended and Restated Charter is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Charter is filed herewith as Exhibit 3.1 and incorporated herein by reference. The terms of the Amended and Restated Charter are the same as the terms set forth in the form previously filed as an exhibit to the Registration Statement and as described therein.

Amended and Restated Bylaws

Effective as of November 2, 2021, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”), in connection with the closing of the IPO. The Company’s board of directors previously approved the Amended and Restated Bylaws to be effective upon the closing of the IPO. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference. The terms of the Amended and Restated Bylaws are the same as the terms set forth in the form previously filed as an exhibit to the Registration Statement and as described therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws (filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-260067), filed with the Securities and Exchange Commission on October 20, 2021, and incorporated herein by reference).

10.1	Underwriting Agreement, dated October 28, 2021.

10.2	Registration Rights Agreement, dated November 2, 2021.

10.3	Stockholders Agreement, dated November 2, 2021.

10.4	2021 Equity Incentive Plan (filed as Exhibit 99.1 to the Company's Registration Statement on Form S-8, as amended (File No. 333-260609), filed with the Securities and Exchange Commission on October 29, 2021, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2021

AirSculpt Technologies, Inc.

By:	/s/ Dennis Dean
Name: Dennis Dean
Title: Chief Financial Officer

[Signature Page to the Form 8-K]